EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	December 31, 2010		September 30, 2010		December 31, 2009
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of other U.S. Government agencies	$44,005	$44,247	$51,337	$52,032	$48,949	$48,993
Obligations of states and political subdivisions	135,018	127,542	122,452	123,778	109,109	104,990
Mortgage-backed securities	113,176	118,386	120,470	126,283	150,700	156,378
Collateralized mortgage obligations:
Issued by U.S. Government agencies	131,040	130,826	109,270	110,728	47,083	47,708
Private label	0	0	0	0	15,465	15,494
Corporate bonds	1,000	1,027	1,000	1,031	1,000	1,041
Trust preferred securities issued by individual institutions	6,535	7,838	6,461	5,889	7,043	6,018
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	9,957	7,400	11,027	8,000	11,383	8,199
Pooled trust preferred securities - mezzanine tranches	0	0	0	0	266	115
Other collateralized debt obligations	681	681	690	690	690	690
Total debt securities	441,412	437,946	422,707	428,431	391,688	389,626
Marketable equity securities	4,589	6,009	4,027	4,961	5,367	6,662
Total	$446,001	$443,956	$426,734	$433,392	$397,055	$396,288

SUMMARY OF LOANS BY TYPE
(Excludes Loans Held for Sale)
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2010	2010	2009

Real estate - residential mortgage	$410,589	$414,348	$419,773
Real estate - commercial mortgage	167,094	162,245	163,483
Real estate – construction	38,383	38,557	26,716
Consumer	14,996	15,932	19,202
Agricultural	3,472	3,754	3,848
Commercial	59,005	55,096	49,753
Other	392	259	638
Political subdivisions	36,480	35,937	37,598
Total	730,411	726,128	721,011
Less: allowance for loan losses	(9,107)	(8,602)	(8,265)
Loans, net	$721,304	$717,526	$712,746

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,
	2010	2010	2010	2009
Balance, beginning of period	$8,602	$8,461	$8,265	$7,857
Charge-offs:
Real estate loans	170	68	393	149
Installment loans	53	44	188	293
Credit cards and related plans	0	0	0	0
Commercial and other loans	10	4	38	36
Total charge-offs	233	116	619	478
Recoveries:
Real estate loans	2	32	55	8
Installment loans	15	36	102	104
Credit cards and related plans	0	0	0	0
Commercial and other loans	2	0	113	94
Total recoveries	19	68	270	206
Net charge-offs	214	48	349	272
Provision for loan losses	719	189	1,191	680
Balance, end of period	$9,107	$8,602	$9,107	$8,265

PAST DUE AND NONPERFORMING ASSETS
(In Thousands)
	Dec. 31,	Sept. 30,	Dec. 31,
	2010	2010	2009
Total loans past due 30-89 days and still
Accruing	$7,125	$6,323	$9,445

Nonperforming assets:
Total loans past due 90 days or more and still accruing	$727	$1,404	$31
Total nonaccrual loans	10,809	8,786	9,092
Foreclosed assets held for sale (real estate)	537	530	873

Total nonperforming assets	$12,073	$10,720	$9,996

Total nonperforming assets as a % of assets	0.92%	0.82%	0.76%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months
	Ended	Rate of	Ended	Rate of
	12/31/2010	Return/	9/30/2010	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$312,889	3.46%	$313,385	3.42%
Tax-exempt	120,990	6.06%	114,139	6.30%
Total available-for-sale securities	433,879	4.18%	427,524	4.19%
Held-to-maturity securities,
Taxable	0	0.00%	0	0.00%
Trading securities	0	0.00%	0	0.00%
Interest-bearing due from banks	40,139	0.22%	45,661	0.23%
Federal funds sold	1	0.00%	36	0.00%
Loans:
Taxable	693,013	6.36%	690,084	6.41%
Tax-exempt	35,273	6.51%	35,324	6.56%
Total loans	728,286	6.37%	725,408	6.42%
Total Earning Assets	1,202,305	5.38%	1,198,629	5.39%
Cash	17,493		17,788
Unrealized gain/loss on securities	4,694		4,746
Allowance for loan losses	(8,686)		(8,586)
Bank premises and equipment	22,923		23,319
Intangible Asset - Core Deposit Intangible	352		396
Intangible Asset - Goodwill	11,942		11,942
Other assets	62,350		72,735
Total Assets	$1,313,373		$1,320,969

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$164,011	0.40%	$153,933	0.51%
Money market	207,574	0.37%	204,470	0.38%
Savings	85,098	0.25%	79,484	0.24%
Certificates of deposit	217,005	2.05%	222,117	2.16%
Individual Retirement Accounts	162,908	3.01%	163,794	3.04%
Other time deposits	755	0.53%	1,839	0.43%
Total interest-bearing deposits	837,351	1.32%	825,637	1.40%
Borrowed funds:
Short-term	19,498	0.22%	23,328	0.26%
Long-term	150,635	4.01%	166,887	4.06%
Total borrowed funds	170,133	3.58%	190,215	3.59%
Total Interest-bearing Liabilities	1,007,484	1.70%	1,015,852	1.81%
Demand deposits	156,932		150,299
Other liabilities	7,495		8,209
Total Liabilities	1,171,911		1,174,360
Stockholders' equity, excluding other comprehensive income/loss	138,592		143,738
Other comprehensive income/loss	2,870		2,871
Total Stockholders' Equity	141,462		146,609
Total Liabilities and Stockholders' Equity	$1,313,373		$1,320,969
Interest Rate Spread		3.68%		3.58%
Net Interest Income/Earning Assets		3.95%		3.85%

Total Deposits (Interest-bearing and Demand)	$994,283		$975,936

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2010	Return/	12/31/2009	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$314,462	3.61%	$342,332	4.82%
Tax-exempt	113,058	6.33%	97,491	6.71%
Total available-for-sale securities	427,520	4.33%	439,823	5.24%
Held-to-maturity securities,
Taxable	38	5.27%	373	5.63%
Trading securities	29	6.99%	1,005	6.37%
Interest-bearing due from banks	54,655	0.23%	29,348	0.21%
Federal funds sold	48	0.00%	8,983	0.17%
Loans:
Taxable	687,520	6.43%	689,275	6.56%
Tax-exempt	35,798	6.55%	39,473	6.18%
Total loans	723,318	6.44%	728,748	6.54%
Total Earning Assets	1,205,608	5.41%	1,208,280	5.87%
Cash	17,505		17,042
Unrealized gain/loss on securities	2,555		(24,334)
Allowance for loan losses	(8,552)		(7,914)
Bank premises and equipment	23,522		25,239
Intangible Asset - Core Deposit Intangible	417		669
Intangible Asset - Goodwill	11,942		11,953
Other assets	73,148		65,151
Total Assets	$1,326,145		$1,296,086

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$147,494	0.54%	$104,444	0.86%
Money market	203,191	0.43%	200,982	1.00%
Savings	78,012	0.25%	69,002	0.39%
Certificates of deposit	225,542	2.24%	226,913	2.94%
Individual Retirement Accounts	162,754	3.06%	154,340	3.11%
Other time deposits	1,242	0.48%	1,276	0.47%
Total interest-bearing deposits	818,235	1.46%	756,957	1.94%
Borrowed funds:
Short-term	27,563	0.64%	38,731	1.40%
Long-term	175,229	4.09%	221,682	4.18%
Total borrowed funds	202,792	3.62%	260,413	3.77%
Total Interest-bearing Liabilities	1,021,027	1.88%	1,017,370	2.40%
Demand deposits	147,380		129,746
Other liabilities	7,605		7,183
Total Liabilities	1,176,012		1,154,299
Stockholders' equity, excluding other comprehensive income/loss	148,735		158,120
Other comprehensive income/loss	1,398		(16,333)
Total Stockholders' Equity	150,133		141,787
Total Liabilities and Stockholders' Equity	$1,326,145		$1,296,086
Interest Rate Spread		3.53%		3.47%
Net Interest Income/Earning Assets		3.81%		3.84%

Total Deposits (Interest-bearing and Demand)	$965,615		$886,703

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NON-INTEREST INCOME
(In Thousands)	Three Months Ended			Year Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2009	2010	2009

Service charges on deposit accounts	$1,130	$1,166	$1,277	$4,579	$4,791
Service charges and fees	264	191	181	858	796
Trust and financial management revenue	870	876	866	3,475	3,262
Insurance commissions, fees and premiums	62	65	67	248	293
Increase in cash surrender value of life insurance	114	121	117	466	501
Interchange revenue from debit card transactions	452	427	363	1,678	1,338
Net gains from sales of loans	268	275	26	761	106
Brokerage revenue	147	102	107	465	464
Other operating income	173	352	659	1,387	1,470
Total other operating income, before realized gains (losses) on available-for-sale securities, net	$3,480	$3,575	$3,663	$13,917	$13,021

COMPARISON OF NON-INTEREST EXPENSE
(In Thousands)	Three Months Ended			Year Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2009	2010	2009
Salaries and wages	$3,432	$3,354	$2,744	$13,063	$12,737
Pensions and other employee benefits	938	980	719	3,840	3,956
Occupancy expense, net	641	654	668	2,645	2,741
Furniture and equipment expense	493	500	613	2,103	2,679
FDIC Assessments	249	382	441	1,450	2,092
Pennsylvania shares tax	306	305	318	1,222	1,272
Other operating expense	1,661	1,920	2,179	7,246	8,534
Total Other Expense	$7,720	$8,095	$7,682	$31,569	$34,011